ALPS SERIES TRUST

DDJ Opportunistic High Yield Fund (the “Fund”)

Supplement dated June 30, 2016

to the Fund’s Prospectus and Statement of Additional Information

dated January 28, 2016 (the “SAI”)

The purpose of this Supplement is to describe certain recent changes to the Fund’s portfolio management team at the Adviser.  Specifically, Anthony M. Ranaldi, the former lead portfolio manager for the Fund, has departed the Adviser as of May 31, 2016, while Joseph W. Lind has left the Fund’s portfolio management team to focus on other portfolio management responsibilities at the Adviser.  To address these departures, David J. Breazzano, John W. Sherman and Benjamin J. Santonelli have joined the Fund’s portfolio management team.  Accordingly, the following changes are being made with respect to the Fund’s Prospectus and SAI:

SUMMARY SECTION

The sub-section titled “Portfolio Managers” of the SUMMARY SECTION of the Prospectus is hereby deleted and replaced in its entirety with the following:

Portfolio Managers

David J. Breazzano, co-founder, President and Chief Investment Officer of the Adviser, has served as the portfolio manager for the Fund since June 1, 2016.  John W. Sherman, who already served as a portfolio manager at the Adviser for certain other products, and Benjamin J. Santonelli, who previously served as a senior research analyst at the Adviser, have also served as assistant portfolio managers for the Fund since June 1, 2016.

THE PORTFOLIO MANAGERS

The following information under the section titled “THE PORTFOLIO MANAGERS” of the Prospectus is hereby deleted and replaced in its entirety with the following:

The portfolio managers are primarily responsible for the day-to-day operation of the Fund.  The portfolio managers listed below have served as the Fund’s portfolio managers since June 1, 2016.

Information about the portfolio managers, including information about the portfolio managers’ business experience, appears below.  More information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund is included in the SAI.

PORTFOLIO MANAGERS	PAST 5 YEARS’ BUSINESS EXPERIENCE
David J. Breazzano

Mr. Breazzano has served as lead portfolio manager of the Fund since June 1, 2016.  He is a co-founder and President and Chief Investment Officer of the Adviser, oversees all aspects of the Adviser, and chairs the firm’s Management Operating, Remuneration and Investment Review Committees.  Mr. Breazzano is the portfolio manager of the Adviser’s U.S. Opportunistic High Yield and Total Return Credit Strategies.  Prior to forming the Adviser in 1996, from 1990 to 1996, he was a vice president and portfolio manager in the High Income Group at Fidelity Investments, where he had investment management responsibility for over $4 billion in high yield and distressed assets.  Prior to joining Fidelity Investments in 1990, from 1985 to 1995, Mr. Breazzano was a vice president and portfolio manager at T. Rowe Price Associates.  Mr. Breazzano received his MBA from the Johnson School at Cornell University and graduated cum laude with a BA from Union College.

John W. Sherman

Mr. Sherman has served as an assistant portfolio manager of the Fund since June 1, 2016.  He is the portfolio manager of the Adviser’s Opportunistic Loan Strategy and also serves as an assistant portfolio manager of the Adviser’s U.S. Opportunistic High Yield Strategy.  Mr. Sherman also serves on the firm’s Investment Review Committee.  Prior to joining the Adviser in 2007, in 2006, Mr. Sherman was an associate in the Healthcare Group at Thoma Cressey Equity Partners, focusing on private equity investments in middle-market companies.  Mr. Sherman graduated magna cum laude with a BBA from the University of Notre Dame.

Benjamin J. Santonelli

Mr. Santonelli has served as an assistant portfolio manager of the Fund since June 1, 2016.  He serves as an assistant portfolio manager of the Adviser’s U.S. Opportunistic High Yield and Total Return Credit Strategies.  Mr. Santonelli also serves on the firm’s Investment Review Committee.  Mr. Santonelli received his BA from Amherst College.

PORTFOLIO MANAGERS

The following information under the section titled “PORTFOLIO MANAGERS” of the SAI is hereby deleted and replaced in its entirety with the following:

The following sections set forth certain additional information with respect to the portfolio managers for the Fund.  Unless noted otherwise, all information is provided as of May 31, 2016.

Other Accounts Managed by Portfolio Managers

The table below identifies as of May 31, 2016, the number of accounts (other than the Fund with respect to which information is provided) for which the Fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts.

Portfolio Manager	Registered Investment Companies(1)		Other Pooled Investment Vehicles(2)		Other Accounts(3)
	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
David J. Breazzano	4	$1,812.0	3	$458.2	18	$3,405.8
John W. Sherman(4)	-	-	-	-	2	$117.7
Benjamin J. Santonelli(5)	-	-	-	-	-	-

(1) Represents the Adviser’s sub-advised mutual fund portfolios that are registered with the SEC.

(2) (2) Represents the Adviser’s proprietary commingled vehicles.  Certain of these accounts are subject to a performance fee.  Legacy accounts presently in wind-down have been excluded.

(3)

(3) Represents the Adviser’s separately managed portfolios that are not sub-advised for registered investment companies.  Certain of these accounts are subject to a performance fee.  Legacy accounts presently in wind-down have been excluded.

(4)

(5) In addition to the serving as an assistant portfolio manager for the Fund, Mr. Sherman also serves as portfolio manager for certain separately managed portfolios as well as an assistant portfolio manager for certain registered investment companies, other pooled vehicles and other separately managed portfolios.

(5)

(6) In addition to serving as an assistant portfolio manager for the Fund, Mr. Santonelli also serves as an assistant portfolio manager for each of the registered investment companies (sub-advised), other pooled vehicles and other separately managed portfolios that are presently managed by Mr. Breazzano.

Portfolio Manager Compensation

The compensation structure of Mr. Breazzano, the lead portfolio manager of the Fund, and Messrs. Sherman and Santonelli, the assistant portfolio managers of the Fund, is determined by the Adviser in accordance with its own internal remuneration policy. As a guiding principle, compensation is structured so that key professionals benefit from staying with the Adviser over the long term.  As equity owners of the Adviser, Messrs. Breazzano, Sherman and Santonelli each receive a fixed guaranteed payment (similar to a base salary for non-equity owners) from the firm, which amount is capped so that a significant portion of each of their compensation is derived from either short-term or long-term variable compensation.  Mr. Breazzano is highly compensated by virtue of his equity ownership interest in the Adviser (which compensation includes pro rata distributions, typically on a quarterly basis, based on the profitability of the Adviser). Given his large ownership stake in the firm, he is not eligible to receive an annual performance bonus.  Messrs. Sherman and Santonelli are each similarly compensated by virtue of their smaller equity ownership interest in the Adviser, as well as with an annual performance bonus, which is a material component of their overall remuneration package.  Such annual performance bonus is generally a function of the firm’s profitability, their respective responsibilities and their performance, as well as a comparison to peers within the industry.  The compensation for Messrs. Breazzano, Sherman and Santonelli is not specifically dependent on the performance of the Fund, and they are not compensated based on the growth of the Fund’s assets, or any other assets managed by the Adviser, except to the extent that such growth contributes to the firm’s overall asset and revenue growth, which in turn contributes to the firm’s overall profitability.  Although performance fees do not constitute a significant portion of the Adviser’s revenues, Messrs. Breazzano, Sherman and Santonelli may also receive a percentage of the performance fee revenue that may be earned by the Adviser (and/or one of its affiliates).

Ownership of Securities

The table below identifies ownership of Fund securities by each portfolio manager as of May 31, 2016.

Portfolio Manager	Dollar Range of Ownership of Securities
David J. Breazzano	Over $1,000,000
John W. Sherman	$10,001-$50,000
Benjamin J. Santonelli	$0

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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